                                                                   Exhibit 10.3


                    TWELFTH AMENDMENT, WAIVER AND CONSENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS TWELFTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 8, 2002 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement dated as of September 30, 2000, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 9, 2001, the Seventh Amendment and Consent to Amended and Restated Credit Agreement, dated as of June 19, 2001, the Eighth Amendment and Consent to Amended and Restated Credit Agreement, dated as of July 31, 2001, the Ninth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of December 20, 2001, the Tenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of February 7, 2002, and the Eleventh Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of March 7, 2002, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower desires to extend certain waivers and consents obtained in the Tenth Amendment and to obtain certain related additional waivers and consents from the requisite Lenders;

         WHEREAS, absent the waivers and amendments contained herein the Borrower would be unable to, among other things, request the issuance of General Letters of Credit for its account because the Lenders' commitment to issue such General Letters of Credit would have terminated as a result of the occurrence of Events of Default on the part of the Borrower, and the Borrower desires to be able to request and have issued after the date hereof General Letters of Credit for its account in support of insurance requirements of the Borrower and its Subsidiaries; and

         WHEREAS, the requisite Lenders are willing, on and subject to the terms and conditions set forth below (including, without limitation, the amendments to the Credit Agreement provided for herein), to grant the waivers and consents provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the requisite Lenders hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the third recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION I.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                        AMENDMENTS, WAIVERS AND CONSENTS

         SECTION II.1. Amendments. Subject to the satisfaction of the conditions set forth in Article III, the Credit Agreement is hereby amended in accordance with this Section 2.1.

         SECTION II.1.1. Amendments to Section 1.1 ("Defined Terms") of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by:

                  (a) inserting in such Section the following definitions in the appropriate alphabetical order:

                  "`Acceleration Event' means all or any portion of the principal evidenced by, or interest on, any Senior Note or any Series B Note shall have been accelerated."

                  "`Interest Payment Notice' is defined in Section 8.1.20."

                  "`LC Collateralization Subaccount' is defined in Section 4.2."

                  "`Twelfth Amendment' means the Twelfth Amendment, Waiver and Consent to Amended and Restated Credit Agreement, dated as of April 8, 2002, among the Borrower, the Lenders parties thereto and the Administrative Agent."

                  "`Twelfth Amendment Effective Date' means the date the Twelfth Amendment became effective in accordance with its terms."

                  "`Twelfth Amendment Extension Event' means payment of the extension fee set forth in Section 5.4 of the Twelfth Amendment by the Borrower in the amount and on the date set forth therein pursuant to the terms thereof."

                  (b) amending the definition of "Applicable Commitment Fee" contained in such Section by deleting the words "for the period from the Sixth Amendment Effective Date to the date on which the Administrative Agent receives the Compliance Certificate for the Fiscal Quarter ending on or about March 31, 2002" contained in the last sentence of such definition and inserting the words "as of any date occurring on or subsequent to the Sixth Amendment Effective Date" in lieu thereof;

                  (c) amending the definition of "Applicable Margin" contained in such Section by deleting the words "for the period from the Sixth Amendment Effective Date to the date on which the Administrative Agent receives the Compliance Certificate for the Fiscal Quarter ending on or about March 31, 2002" contained in the last sentence of such definition and inserting the words "as of any date occurring on or subsequent to the Sixth Amendment Effective Date" in lieu thereof; and

                  (d) amending the definition of "Eligible Cash and Cash Equivalent Investments" contained in such Section by inserting the following new sentence at the end of such definition:

                  "Notwithstanding anything to the contrary herein, `Eligible Cash and Cash Equivalent Investments' shall not include any cash or Cash Equivalent Investments held in the LC Collateralization Subaccount.".

         SECTION II.1.2. Amendment to Section 4.2 ("Issuances and Extensions") of the Credit Agreement. Section 4.2 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof to read in its entirety as follows:

         "Notwithstanding anything to the contrary herein, on and after the Ninth Amendment Effective Date, no Letter of Credit may be issued and the Stated Amount of any Letter of Credit then existing may not be increased, other than

                           (i) the issuance of new Enhancement Letters of Credit or the increase in the Stated Amount of existing Enhancement Letters of Credit, provided that

                                    (A) the aggregate Stated Amount of such
                           newly issued Enhancement Letters of Credit, together with the aggregate increases in the Stated Amount of such existing Enhancement Letters of Credit, does not exceed (1) $53,550,000 or (2) if the Twelfth Amendment Extension Event shall have occurred, $58,550,000,

                                    (B) concurrently with any such issuance or
                           increase, the aggregate Stated Amount of all other Enhancement Letters of Credit is reduced dollar-for-dollar in an amount equal to the aggregate Stated Amount of such newly issued Enhancement Letters of Credit and such increases in the Stated Amount of such existing Enhancement Letters of Credit, and

                                    (C) in the case of issuances of new
                           Enhancement Letters of Credit, or increases in the Stated Amount of existing Enhancement Letters of Credit, on or after the Ninth Amendment Effective Date, where such newly issued Enhancement Letters of Credit and such increases to such existing Enhancement Letters of Credit are issued or increased, as the case may be, in connection with a decrease of the Stated Amount of an existing Enhancement Letter of Credit as a result of, or relating to,

                                            (1) the amortization of the medium
                                    term notes for which such decreased,
                                    existing Enhancement Letter of Credit
                                    provided credit enhancement or support, the aggregate Stated Amount of such newly issued Enhancement Letters of Credit and such increases to such increased, existing Enhancement Letters of Credit shall not exceed (x) $5,000,000 or (y) if the Twelfth Amendment Extension Event shall have occurred, $10,000,000, and

                                           (2) the issuance of a new
                                    subordinated class of notes under an
                                    existing medium term note program, (x) the terms and conditions (including the collateral being provided therefor) of such newly issued subordinated class of notes shall be satisfactory in all respects to the Lender Committee Members holding a majority of the Commitment Amount held in the aggregate by them and (y) the aggregate Stated Amount of such newly issued Enhancement Letters of Credit and such increases to such increased, existing Enhancement Letters of Credit shall not exceed $30,000,000, and

                           (ii) the issuance of General Letters of Credit or the
                  increase in the Stated Amount of existing General Letters of Credit, in each case for the purpose of supporting the insurance requirements of the Borrower and its Subsidiaries, provided that the aggregate Stated Amount of such newly issued General Letters of Credit, together with the aggregate increases in the Stated Amount of such existing General Letters of Credit, does not exceed

                                    (A) subsequent to the Ninth Amendment
                           Effective Date and prior to the Tenth Amendment Effective Date, $3,500,000,

                                    (B) on or following the Tenth Amendment
                           Effective Date and prior to the Eleventh Amendment Effective Date, $5,250,000,

                                    (C) on or following the Eleventh Amendment
                           Effective Date and prior to the Twelfth Amendment Effective Date, $7,000,000 or

                                    (D) on or following the Twelfth Amendment
                           Effective Date, $8,750,000 so long as (1) each General Letter of Credit that is issued on or following the Twelfth Amendment Effective Date is cash collateralized (it being acknowledged and agreed that such cash collateralization shall (x) not be in limitation of the grant by the Borrower of a security interest in its cash held in its Deposit Accounts, as defined in the Borrower Security Agreement (including its Master Deposit Accounts, as defined in the Borrower Security Agreement), and (y) consist of cash collateral in an amount equal to 100% of the Stated Amount of such General Letter of Credit held in a segregated subaccount (the "LC Collateralization Subaccount") of the existing Master Deposit Account maintained at Harris Trust and Savings Bank, Chicago, Illinois, which cash collateral shall not be released to the Borrower or any of its Subsidiaries unless and until (in addition to all other conditions to the release of collateral) such General Letter of Credit is no longer outstanding and any Reimbursement Obligations in respect thereof shall have been paid in full, and (2) following all such issuances, the Letter of Credit Outstandings do not exceed $430,000,000."

         SECTION II.1.3. Amendment to Section 8.1.13 ("High Tide Debentures Deferral") of the Credit Agreement. Clause (a) of Section 8.1.13 of the Credit Agreement is hereby amended by:

                  (a) inserting the clause lettering "(i)" followed by the word "the" immediately following the words "the High Tides Debentures will be deferred for" contained therein and immediately preceding the words "five consecutive quarterly interest payments beginning with the interest payment that would otherwise have been due on March 15, 2001" contained in such clause (a); and

                  (b) inserting the word "and" immediately following such clause (a); and

                  (c) inserting a new subclause (ii) immediately following such clause (a) and the word "and" inserted at the end thereof pursuant to clause (b) above, which new subclause shall read as follows:

                  "(ii) the seven consecutive quarterly interest payments beginning with the interest payment that would otherwise have been due following the five consecutive quarterly interest payments that were required to have been deferred pursuant to the immediately preceding subclause (i)".

         SECTION II.1.4. Amendment to Section 8.1.16 ("Additional Collateral") of the Credit Agreement. Section 8.1.16 of the Credit Agreement is hereby amended by inserting a new sentence at the end of such Section, which new sentence shall read in its entirety as follows:

                  "Not in limitation of, but in furtherance of, the foregoing, the Borrower shall fulfill its obligations under the preceding provisions of this Section 8.1.16 of the Credit Agreement as such provisions relate to each of (i) BTI (UK) Plc, Budget Leasing Ltd. and Polyhire Ltd. no later than April 19, 2002, (ii) Budget Deutschland GmbH and Autohansa Autovermietung E. Siebert GmbH no later than April 23, 2002 and (iii) Business Rent a Car GmbH no later than April 23, 2002.".

         SECTION II.1.5. Amendment to Section 8.1.17 ("Restructuring Plan, etc.")of the Credit Agreement. Section 8.1.17 of the Credit Agreement is hereby amended by amending and restating such Section to read in its entirety as follows:

                  "SECTION 8.1.17. Restructuring Plan, etc. The Borrower shall furnish, or shall cause to be furnished, to each Lender:

                          (a) (i) on or prior to April 24, 2002, its plan (the
                  "Restructuring Plan") (A) for restructuring the Indebtedness of it and its Subsidiaries, (B) for obtaining financing for the acquisition (or refinancing) of Vehicles necessary to meet its business plan, and (C) for meeting its liquidity needs and
                  (ii) on or prior to May 14, 2002 (but in no event earlier than May 9, 2002), a revised Restructuring Plan addressing the same matters referred to in the immediately preceding subclause (i) but updated to reflect any change in the circumstances, results, prospects or projections of the Borrower and its Subsidiaries since the date that the Restructuring Plan referred to in such subclause (i) was prepared, and

                           (b) (i) on or prior to April 24, 2002, a business
                  plan, including cash flow projections, for the Borrower and its Subsidiaries and (ii) on or prior to May 14, 2002 (but in no event earlier than May 9, 2002), a revised business plan, including cash flow projections, for the Borrower and its Subsidiaries updated to reflect any change in the circumstances, results, prospects or projections of the Borrower and its Subsidiaries since the date that the business plan referred to in the immediately preceding subclause (i) was prepared, in each case, in the event the new equity contemplated by the preliminary Restructuring Plan delivered to the Lenders on February 25, 2002 is not raised and the Borrower and its Subsidiaries are not able to acquire the increased number of Vehicles that they have customarily acquired to satisfy seasonal customer rental activity and assuming (including details with respect to whether such assumptions are reasonable at such time) agreements are entered into that permit the Borrower and its Subsidiaries to continue using their Vehicles for retail rental operations on and after May 31, 2002, without any claim of any creditor that would prevent (or have the effect of preventing) such continued usage, each such plan to be in form and scope reasonably satisfactory to the Lender Committee Members holding a majority of the Commitment Amount held in the aggregate by them; provided that, if any such plan is initially not reasonably satisfactory in form and scope to such Lender Committee Members, the Borrower shall have three Business Days from its receipt of notice from such Lender Committee Members that such plan is not in form and scope reasonably satisfactory to such Lender Committee Members (which notice shall set forth the reasons such plan is not satisfactory) to furnish a revised plan that is in form and scope reasonably satisfactory to such Lender Committee Members.".

         SECTION II.1.6. Amendment to Section 8.2.6 ("Restricted Payments, etc.")of the Credit Agreement. The proviso to clause (c) of Section 8.2.6 of the Credit Agreement is hereby amended by deleting the date "June 1, 2002" contained therein and inserting the date "March 1, 2004" in lieu thereof.

         SECTION II.1.7. Amendment to Section 9.2 ("Action if Bankruptcy") of the Credit Agreement. Section 9.2 of the Credit Agreement is hereby amended by:

                  (a) amending and restating the heading thereof to read in its entirety as follows:

                  "Action if Bankruptcy; Failure to Give Interest Payment Notice
                   in Respect of Series B Notes."; and

                  (b) inserting the words "or Section 9.1.3 (in respect of, and solely in respect of, the Borrower defaulting in the due performance and observance of its obligations under Section 8.1.20 to give an Interest Payment Notice in respect of the payment of interest on any Series B Note)" immediately following the words "clauses (a) through
         (d) of Section 9.1.9" and immediately preceding the words "shall occur,", in each case, therein.

         SECTION II.1.8. Amendment to Section 9.3 ("Action if Other Event of Default") of the Credit Agreement. Section 9.3 of the Credit Agreement is hereby amended by inserting the words "or Section 9.1.3 (in respect of, and solely in respect of, the Borrower defaulting in the due performance and observance of its obligations under Section 8.1.20 to give an Interest Payment Notice in respect of the payment of interest on any Series B Note))" immediately following the words "clauses (a) through (d) of Section 9.1.9" and immediately preceding the words") shall occur for any reason,", in each case, therein.

         SECTION II.2. Waivers and Consents. Subject to the satisfaction of the conditions set forth in Article III, the Lenders, as of the date hereof, hereby:

                  (a) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, waive, until the earliest of (x) (1) April 30, 2002, or (2) if the Twelfth Amendment Extension Event shall have occurred, May 31, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, compliance by the Borrower with the provisions of
         Section 8.2.4 of the Credit Agreement with respect to the fourth Fiscal Quarter of the 2001 Fiscal Year and the first Fiscal Quarter of the 2002 Fiscal Year;

                 (b) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, waive, until the earliest of
        (x) (1) April 30, 2002, or (2) if the Twelfth Amendment Extension Event shall have occurred, May 31, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, the Default arising under Section 9.1.5(a) of the Credit Agreement as a result of the failure of the Borrower to pay interest on its Senior Notes on April 1, 2002 or its Series B Notes on April 29, 2002;

                (c) (i) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, waive, until the earliest of (w) April 16, 2002, (x) the date that the financial statements referred to hereinafter are filed by the Borrower with the SEC, (y) the giving of an Interest Payment Notice by the Borrower and
         (z) the occurrence of an Acceleration Event, compliance by the Borrower with the provisions of clauses (b) and (c) of Section

         8.1.1 of the Credit Agreement with respect to the delivery of its annual audited financial statements for the 2001 Fiscal Year and the related Compliance Certificate, respectively; and (ii) so long as the Borrower delivers such financial statements and such Compliance Certificate by the earliest such date referred to in the preceding subclause (c)(i) in accordance with the terms of clauses (b) and (c) of
         Section 8.1.1 of the Credit Agreement, the Lenders as of the date hereof hereby consent to the inclusion of an Impermissible Qualification of the type described in clause (a) of the definition thereof in the independent public accountant's certification of such audited financial statements; and

                  (d) consent to the Borrowing Base Amount calculated as of the last day of February 2002 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of
         Section 3.1.1 of the Credit Agreement;

                  (e) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, consent, until the earliest of (x) (1) April 30, 2002, or (2) if the Twelfth Amendment Extension Event shall have occurred, May 31, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, to the Borrowing Base Amount calculated as of the last day of March 2002 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of
         Section 3.1.1 of the Credit Agreement; provided that the Borrowing Base Amount is not less than $275,000,000 as of the last day of March 2002; and

                  (f) so long as the Twelfth Amendment Extension Event has occurred, an Interest Payment Notice has not been given and an Acceleration Event has not occurred, consent, until the earliest of (x) May 31, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, to the Borrowing Base Amount calculated as of the last day of April 2002 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section 3.1.1 of the Credit Agreement; provided that the Borrowing Base Amount is not less than $275,000,000 as of the last day of April 2002.


                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION III.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the requisite Lenders.

         SECTION III.2. Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the effective date of this Amendment (the "Twelfth Amendment Effective Date"), appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION III.3. Execution of Affirmation and Acknowledgment. The Administrative Agent shall have received an affirmation and acknowledgment, dated the effective date of this Amendment and in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION III.4. Fees and Expenses. (a) Amendment, Consent and Waiver Fee. The Borrower shall have paid in cash no later than 3:00 p.m., New York time on April 8, 2002, without setoff, deduction or counterclaim, a non-refundable amendment, consent and waiver fee to the Administrative Agent for the pro rata account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment to the attention of Kenneth Suh at Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 (19th Floor), telecopy number 212-262-1910 at or prior to 12:00 noon, New York time, on April 8, 2002 (as such time may be extended by the Borrower), in the amount of 15 basis points of such Lender's Commitment as of the date hereof. Such amendment, consent and waiver fee shall be paid in consideration for such Lender's consenting to (x) the waivers and consents specifically set forth in Section 2.2 for the period from the date hereof through April 30, 2002 (or such shorter period of time as specifically provided in Section 2.2) and (y) the amendments specifically set forth in Section 2.1.

         (b) Fees and Expenses. The Borrower shall have paid to the Administrative Agent (and all other Persons entitled thereto) all fees and expenses due and payable on or prior to the Twelfth Amendment Effective Date pursuant to Section 5.5 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1. Representations and Warranties. In order to induce the requisite Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.6 and Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower pursuant to reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission prior to the date hereof, there has been no material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1997;

                  (c) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (d) after giving effect to this Amendment, no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

                  (e) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

                  (f) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

         SECTION IV.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION IV.3. Compliance with Credit Agreement. After giving effect to this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing. Without limiting the effect of any of the representations and warranties of this Article IV, the Borrower has no reason to believe that it and its Subsidiaries will not be in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents during the period from the Twelfth Amendment Effective Date through and including May 31, 2002, including the covenant that each lessee under a Lease will make all payments required to be made by it thereunder on the date such payments are required to be made thereunder and that each such lessee will comply in all respects with each of its other obligations thereunder.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION V.1. Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments, waivers and consents set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein, waived hereby or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION V.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an immediate Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION V.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION V.4. Extension Fee. If the condition set forth in Section 3.1 shall have been satisfied and in consideration for extending the waivers and consents specifically set forth in Section 2.2 from May 1, 2002 through May 31, 2002 (or such shorter period of time as specifically provided in Section 2.2), the Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable extension fee for the account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment to the attention of Kenneth Suh at Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 (19th Floor), telecopy number 212-262-1910 at or prior to 12:00 noon, New York time, on April 8, 2002 (as such time may be extended by the Borrower), in the amount of 35 basis points of such Lender's Commitment as of the date hereof. The aggregate amount of such extension fee shall be paid in cash at or prior to 11:00 a.m., New York time, on May 1, 2002 to the Administrative Agent for the pro rata account of the Lenders entitled to receive such extension fee.

        SECTION V.5. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, Rowe & Maw, counsel for the Administrative Agent, and Wachtell, Lipton, Rosen & Katz, special restructuring counsel for the Administrative Agent.

         SECTION V.6. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION V.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION V.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION V.9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION V.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION V.11. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                               BUDGET GROUP, INC.


                               By  /s/ Katherine L. Abbott
                                  ---------------------------------------------
                                    Name: Katherine L. Abbott
                                    Title: Vice President & Treasurer



                               CREDIT SUISSE FIRST BOSTON, as a Lender and
                                 the Administrative Agent


                               By  /s/ Carol Flaton
                                 ---------------------------------------------
                                    Name: Carol Flaton
                                    Title:


                               By  /s/ Didier Siffer
                                 ---------------------------------------------
                                    Name: Didier Siffer
                                    Title: Director


                               BANK OF AMERICA, N.A.


                               By
                                 ---------------------------------------------
                                    Name:
                                    Title:



                               THE BANK OF NEW YORK


                               By  /s/ Richard P. Hebner
                                 ---------------------------------------------
                                    Name: Richard P. Hebner
                                    Title: Vice President

                          THE BANK OF NOVA SCOTIA


                          By  /s/ Olivia L. Braun
                            ---------------------------------------------
                          Name:  Olivia L. Braun
                          Title: Director


                          THE BANK OF TOKYO-MITSUBISHI, LTD.,
                            NEW YORK BRANCH


                          By  /s/ Tod Angus
                            ---------------------------------------------
                          Name:  Tod Angus
                          Title: Vice President


                          BANK POLSKA KASA OPIEKI S.A. - PEKAO S.A.
                            GROUP, NEW YORK BRANCH


                          By  /s/ H.B. El-Tawil
                            ---------------------------------------------
                          Name:   H.B. El-Tawil
                          Title:  Vice President for H. Winter,
                                  Vice President


                          WASHINGTON MUTUAL BANK, F.A. (as successor
                            in interest to BANK UNITED)


                          By  /s/ Robert J. Pliszka
                            ---------------------------------------------
                          Name:  Robert J. Pliszka
                          Title: Assistant Vice President


                          BANKERS TRUST COMPANY


                          By  /s/ Clay Desjardins
                            ---------------------------------------------
                          Name:  Clay Desjardins
                          Title: Managing Director

                               BNP PARIBAS


                               By  /s/ Edward V. Carole
                                 ---------------------------------------------
                                    Name:  Edward V. Carole
                                    Title: Managing Director


                               By  /s/ Kathryn Quinn
                                 ---------------------------------------------
                                    Name:  Kathryn Quinn
                                    Title: Vice President


                               PB CAPITAL CORPORATION


                               By
                                 ---------------------------------------------
                                    Name:
                                    Title:


                               By
                                 ---------------------------------------------
                                          Name:
                                          Title:


                               CERBERUS PARTNERS L.P.


                               By
                                 ---------------------------------------------
                                    Name:
                                    Title:

                              CREDIT INDUSTRIEL INDOSUEZ


                               By  /s/ Kathleen Sweeney
                                 ---------------------------------------------
                                    Name:  Kathleen Sweeney
                                    Title: Vice President



                               By  /s/ Frederick W. Aage
                                 ---------------------------------------------
                                    Name:  Frederick W. Aage
                                    Title: Vice President

                               CREDIT AGRICOLE ET COMMERCIAL


                               By  /s/ Eric Dulat
                                 ---------------------------------------------
                                    Name:  Eric Dulat
                                    Title: Vice President


                               By  /s/ Eric Longust
                                 ---------------------------------------------
                                    Name:  Eric Longust
                                    Title: Vice President


                               CREDIT LYONNAIS CHICAGO BRANCH


                               By  /s/ Richard Teitelbaum
                                 ---------------------------------------------
                                    Name:  Richard Teitelbaum
                                    Title: Vice President


                               DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                 BRANCHES


                               By  /s/ Richard J. Sweeney
                                 ---------------------------------------------
                                    Name:  Richard J. Sweeney
                                    Title: Vice President


                               By
                                 ---------------------------------------------
                                       Name:
                                       Title:

                               ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG


                               By /s/ John Fay
                                 ---------------------------------------------
                                    Name:  John Fay
                                    Title: Vice President

                               By  /s/ John Ruan???
                                 ---------------------------------------------
                                    Name:  John Ruan???
                                    Title: Managing Director


                               FLEET BANK, N.A.


                               By  /s/ Kevin O'Keefe
                                 ---------------------------------------------
                                    Name:  Kevin O'Keefe
                                    Title: Vice President


                               COMERICA BANK (as successor to Imperial
                                 Bank by merger)


                               By
                                 ---------------------------------------------
                                    Name:
                                    Title:

                              GENERAL ELECTRIC CAPITAL
                                CORPORATION


                               By  /s/ W. Jerome McDermott
                                 ---------------------------------------------
                                   Name:  W. Jerome McDermott
                                   Title: Authorized Signatory


                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                INCORPORATED


                               By /s/ Barbara S. Scholl
                                 ---------------------------------------------
                                   Name:  Barbara S. Scholl
                                   Title: Managing Director

                               NATEXIS BANQUE


                               By /s/ Christine Dirringer
                                 ---------------------------------------------
                                    Name:  Christine Dirringer
                                    Title: Vice President


                               By  /s/ Anne Ulrich
                                 ---------------------------------------------
                                    Name:  Anne Ulrich
                                    Title: Vice President


                               PAM CAPITAL FUNDING L.P.

                               By:   Highland Capital Management, L.P., as
                                        Collateral Manager


                               By
                                 ---------------------------------------------
                                          Name:
                                          Title:

                               SOUTHERN PACIFIC BANK


                               By  /s/ Mun Young Kim
                                 ---------------------------------------------
                                    Name:  Mun Young Kim
                                    Title: Vice President


                               SUNTRUST BANK


                               By
                                 ---------------------------------------------
                                    Name:
                                    Title:

                               DK ACQUISITION PARTNERS LP


                               By /s/ Thomas Kemper
                                 ---------------------------------------------
                                    Name:  Thomas Kemper
                                    Title: General Partner


                               HZ SPECIAL OPPORTUNITIES LLC
                               By: Highbridge Capital Management, LLC


                               By  /s/ David B. Zwirn
                                 ---------------------------------------------
                                    Name:  David B. Zwirn
                                    Title: Portfolio Manager


                               R2 TOP HAT, LTD.
                               By   Amalgamated Gadget, L.P., as Investment
                                      Manager
                                    By Scepter Holdings, Inc., its General
                                           Partner


                               By  /s/ Robert McCormick
                                 ---------------------------------------------
                                    Name:  Robert McCormick
                                    Title: Vice President

                               MSD PORTFOLIO L.P. - INVESTMENTS


                               By  /s/ Marc R. Lisker
                                 ---------------------------------------------
                                      Name:   Marc R. Lisker
                                      Title:  General Counsel of General
                                                Partner